LORD ABBETT SECURITIES TRUST

Lord Abbett Global Core Equity Fund

Supplement dated April 20, 2018 to the

Summary Prospectus, Prospectus and Statement of Additional Information,

each dated March 1, 2018, as supplemented thereafter

This supplement updates certain information contained in Lord Abbett Global Core Equity Fund’s (the “Fund”) summary prospectus, prospectus, and statement of additional information (“SAI”). Please review this important information carefully.

On April 19, 2018, the Board of Trustees of Lord Abbett Securities Trust approved the following changes to the Fund’s name and contractual management fee:

Name Change

Effective May 15, 2018, the Fund will be re-named “Lord Abbett Global Equity Research Fund,” and all references to “Lord Abbett Global Core Equity Fund” in the summary prospectus, prospectus, and SAI will be replaced with “Lord Abbett Global Equity Research Fund.”

Reduction of Contractual Management Fee

Effective April 20, 2018, the Fund’s summary prospectus, prospectus, and SAI will be updated to reflect the following information, and any information to the contrary will be superseded:

Shareholder Fees(1) (Fees paid directly from your investment)
Class	A	C	F, F3, I, R2, R3, R4, R5, and R6			T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None			2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	1.00%(3)	None			None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class	A	C	F	F3	I	R2
Management Fees	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.10%	None	None	0.60%
Other Expenses	4.05%	4.05%	4.05%	4.03%	4.05%	4.05%
Total Annual Fund Operating Expenses	4.75%	5.50%(4)	4.60%	4.48%(4)	4.50%	5.10%
Fee Waiver and/or Expense Reimbursement(5)	(3.85)%	(3.85)%	(3.85)%	(3.85)%	(3.85)%	(3.85)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(5)	0.90%	1.65%	0.75%	0.63%(4)	0.65%	1.25%

Annual Fund Operating Expenses (continued) (Expenses that you pay each year as a percentage of the value of your investment)
Class	R3	R4	R5	R6	T
Management Fees	0.45%	0.45%	0.45%	0.45%	0.45%
Distribution and Service (12b-1) Fees	0.50%	0.25%	None	None	0.25%
Other Expenses	4.05%	4.05%	4.05%	4.03%	4.05%
Total Annual Fund Operating Expenses	5.00%	4.75%	4.50%	4.48%	4.75%
Fee Waiver and/or Expense Reimbursement(5)	(3.85)%	(3.85)%	(3.85)%	(3.85)%	(3.85)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(5)	1.15%	0.90%	0.65%	0.63%(4)	0.90%
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(1)	A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.
(2)	A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase. More information about the CDSC is provided in “Sales Charges” starting on page 193 of the prospectus.
(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(4)	These amounts have been restated from fiscal year amounts to reflect current fees and expenses.
(5)	For the period from April 20, 2018 through February 29, 2020, Lord, Abbett & Co. LLC has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding 12b-1 fees and acquired fund fees and expenses, to an annual rate of 0.65% for each class other than Class F3 and R6. For the same period, Lord, Abbett & Co. LLC has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding acquired fund fees and expenses, to an annual rate of 0.63% for each of Class F3 and R6. This agreement may be terminated only by the Fund’s Board of Trustees.

Class	If Shares Are Redeemed				If Shares Are Not Redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$662	$1,298	$2,267	$4,712	$662	$1,298	$2,267	$4,712
Class C Shares	$268	$990	$2,146	$4,986	$168	$990	$2,146	$4,986
Class F Shares	$77	$722	$1,724	$4,263	$77	$722	$1,724	$4,263
Class F3 Shares	$64	$686	$1,666	$4,161	$64	$686	$1,666	$4,161
Class I Shares	$66	$692	$1,676	$4,178	$66	$692	$1,676	$4,178
Class R2 Shares	$127	$872	$1,961	$4,674	$127	$872	$1,961	$4,674
Class R3 Shares	$117	$842	$1,914	$4,594	$117	$842	$1,914	$4,594
Class R4 Shares	$92	$767	$1,796	$4,389	$92	$767	$1,796	$4,389
Class R5 Shares	$66	$692	$1,676	$4,178	$66	$692	$1,676	$4,178
Class R6 Shares	$64	$686	$1,666	$4,161	$64	$686	$1,666	$4,161
Class T Shares	$340	$998	$2,001	$4,529	$340	$998	$2,001	$4,529

The Fund will pay a management fee to its investment adviser, Lord, Abbett & Co. LLC, according to the following schedule:

0.45% on the first $1 billion of average daily net assets;

0.43% on the next $2 billion of average daily net assets; and

0.41% on the Fund’s average daily net assets over $3 billion.

Please retain this document for your future reference.